Scudder
Massachusetts Tax Free Fund

Annual Report
March 31, 1997

Pure No-Load(TM) Funds

For investors seeking double tax-free income exempt from both Massachusetts and regular federal income taxes.

A pure no-load(TM) fund with no commissions to buy, sell, or exchange shares.

SCUDDER

                                Table of Contents

   2  In Brief

   3  Letter from the Fund's President

   4  Performance Update

   5  Portfolio Summary

   6  Portfolio Management Discussion

  10  Investment Portfolio

  15  Financial Statements

  18  Financial Highlights

  19  Notes to Financial Statements

  22  Report of Independent Accountants

  23  Tax Information

  24  Officers and Trustees

  25  Investment Products and Services

  26  Scudder Solutions

                                    In Brief

o Scudder Massachusetts Tax Free Fund received a five-star rating from Morningstar, reflecting the highest possible rating for risk-adjusted performance through March 31, 1997.*

o As of March 31, 1997, Scudder Massachusetts Tax Free Fund's 30-day net annualized SEC yield was 4.75%, equivalent to an 8.94% taxable yield for Massachusetts investors subject to the 46.85% combined federal and state income tax rate.

THE PRINTED DOCUMENT CONTAINS A BAR CHART HERE.

BAR CHART TITLE:  30-Day Yield on March 31, 1997

CHART DATA:

     Scudder Massachusetts Tax Free Fund                    4.75%

     Taxable yield needed to equal the Fund's yield         8.94%

o For the one-year period ended March 31, 1997, Scudder Massachusetts Tax Free Fund posted a total return of 5.39%, compared with the 5.12% average return of 51 similar funds tracked by Lipper Analytical Services over the same time frame. The Fund ranked number one among its peers for the five-year period ended March
31. See page 6 for additional information on the Fund's rankings.

* For your information, these ratings are subject to change every month and are calculated from the Fund's five-year average annual return in excess of 90-day Treasury bill returns with appropriate fee adjustments, and a risk factor that reflects fund performance below T-bill returns. The Fund received five stars for three- and five-year performance, and was rated among 1,237 and 601 municipal funds for the respective periods. Of the funds rated, 10% received five stars, and 22.5% received four stars. Past performance is no guarantee of future returns.

                    2 -- Scudder Massachusetts Tax Free Fund

                        Letter From the Fund's President

Dear Shareholders,

     We are pleased to report to you on Scudder Massachusetts Tax Free Fund's performance over its most recent fiscal year ended March 31, 1997. In addition to the Fund's five-star Morningstar rating (see "In Brief" on page 2), the Fund placed in the top quartile of similar Massachusetts tax-free funds tracked by Lipper over the past year, and was number one in total return performance over five years. The Fund posted a 4.75% 30-day net annualized SEC yield as of March 31, which is equivalent to a taxable yield of 8.94% in the top Massachusetts tax bracket. As outlined in the discussion that follows, throughout the fiscal year the Fund's portfolio management team has focused on longer-intermediate-term noncallable bonds and kept overall portfolio quality high in pursuit of high yield and favorable returns. Please read the discussion beginning on page 6 for more information.

     As part of Scudder's ongoing efforts to meet the needs of investors, last fall we launched an innovative new product called Scudder Pathway Series. A "fund of funds," Pathway Series is a collection of four distinct portfolios -- Conservative, Balanced, Growth, and International -- that offers flexibility, diversification, and simplicity. Each portfolio invests in a diverse mix of Scudder funds, and each is geared toward people with different investment goals and risk tolerances. Moreover, a team of Scudder's investment professionals rebalances the mix within the portfolios as market conditions warrant.

     Before closing, we'd like to take this opportunity to tell you that the Scudder Family of Funds was recently recognized by Morningstar* for stability in management and conformity to investment style. The mutual fund rating service ranked Scudder fourth among 20 leading mutual fund companies for overall management consistency. We are pleased with this superior track record and will strive to maintain our reputation for consistency going forward. Please see pages 25 through 27 for more information on Scudder products and services. As always, please call a Scudder Investor Information representative at 1-800-225-2470 if you have questions about your Fund. Thank you for choosing Scudder Massachusetts Tax Free Fund to help meet your investment needs.

     Sincerely,



     /s/David S. Lee
     David S. Lee
     President,
     Scudder Massachusetts Tax Free Fund


* Morningstar Investor, February 1997



                    3 -- Scudder Massachusetts Tax Free Fund

PERFORMANCE UPDATE as of March 31, 1997
----------------------------------------------------------------
Fund Index Comparisons
----------------------------------------------------------------

                            Total Return
Period           Growth    --------------
Ended              of                Average
3/31/97         $10,000   Cumulative  Annual
--------------------------------------------
Scudder Massachusetts Tax Free Fund
--------------------------------------------
1 Year          $ 10,539     5.39%     5.39%
5 year          $ 14,513    45.13%     7.73%
Life of Fund*   $ 22,157   121.57%     8.41%
--------------------------------------------
Lehman Brothers Municipal Bond Index
--------------------------------------------
1 Year          $ 10,545     5.45%     5.45%
5 Year          $ 14,137    41.37%     7.16%
Life of Fund*   $ 21,834   118.34%     8.26%
--------------------------------------------
*The Fund commenced operations on May 28, 1987. Index comparisons begin May 31, 1987.

-----------------------------------------------------------------
Growth of a $10,000 Investment
-----------------------------------------------------------------

A chart in the form of a line graph appears here, illustrating the Growth of a $10,000 Investment.
The data points from the graph are as follows:

Scudder Massachusetts TAX FREE FUND
Year            Amount
----------------------
5/87*          $10,000
88             $10,773
89             $11,796
90             $12,726
91             $13,821
92             $15,267
93             $17,496
94             $18,086
95             $19,418
96             $21,025
97             $22,157

LEHMAN BROTHERS MUNICIPAL BOND INDEX
Year            Amount
----------------------
5/87*          $10,000
88             $10,847
89             $11,627
90             $12,855
91             $14,040
92             $15,445
93             $17,380
94             $17,782
95             $19,104
96             $20,705
97             $21,834

Yearly periods ended March 31

The unmanaged Lehman Brothers Municipal Bond Index is a market-weighted measure of municipal bonds issued across the United States. Index issues have a credit rating of at least Baa and a maturity of at least two years. Index returns assume reinvestment of dividends and, unlike Fund returns, do not reflect any fees or expenses.

-----------------------------------------------------------------
Returns and Per Share Information
-----------------------------------------------------------------

A chart in the form of a bar graph appears here, illustrating the Fund Total Return (%) and Index Total
Return (%) with the exact data points listed in the table below.

Yearly Periods Ended March 31

                       1988*    1989      1990      1991      1992      1993      1994      1995      1996      1997
                     ------------------------------------------------------------------------------------------------
NET ASSET VALUE...   $ 12.28  $ 12.23   $ 12.25   $ 12.44   $ 12.81   $ 13.61   $ 13.16   $ 13.33   $ 13.70   $ 13.72
INCOME DIVIDENDS..   $   .62  $   .88   $   .82   $   .83   $   .81   $   .84   $   .81   $   .74   $   .72   $   .70
CAPITAL GAINS
AND OTHER
DISTRIBUTIONS.....   $   -    $   .20   $   .11   $   -     $   .09   $   .16   $   .12   $   .01   $   -     $    -
FUND TOTAL
RETURN (%)........      7.73     9.50      7.89      8.60     10.46     14.59      3.37      7.37      8.28      5.39
INDEX TOTAL
RETURN (%)........      8.48     7.21     10.56      9.22     10.02     12.52      2.32      7.43      8.38      5.45

All performance is historical, assumes reinvestment of all dividends and capital gains and is not indicative of future results. Investment return and principal value will fluctuate, so an investor's shares, when redeemed, may be worth more or less than when purchased. If the Advisor had not temporarily capped expenses, the average annual total return for the Fund for the five year, and life of Fund periods would have been lower.


                    4 -- Scudder Massachusetts Tax Free Fund

PORTFOLIO SUMMARY as of March 31, 1997

---------------------------------------------------------------------------
Diversification
---------------------------------------------------------------------------
General Obligation                 24%
Hospital/Health                    20%
Water/Sewer Revenue                12%
Electric Utility Revenue           10%
Higher Education                    9%
Housing Finance Authority           5%
Public Housing Authority            5%
Pollution Control Industrial
Development                         4%
Miscellaneous Municipal            11%
--------------------------------------
                                  100%
--------------------------------------

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

We continue to invest in a broad
selection of Massachusetts
municipal bonds, including
general obligation,
hospital/healthcare, and water
and sewer revenue bonds.

--------------------------------------------------------------------------
Quality
--------------------------------------------------------------------------
AAA                                38%
AA                                  1%
A                                  48%
BBB                                10%
Not Rated                           3%
--------------------------------------
                                  100%
--------------------------------------

Weighted average quality: AA

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

The Fund's overall quality
remains high, with over 85% of
portfolio securities rated A or
better.

--------------------------------------------------------------------------
Effective Maturity
--------------------------------------------------------------------------
Less than 1 year                    1%
1-5 years                           9%
5-10 years                         45%
10-15 years                        33%
15 years or greater                12%
--------------------------------------
                                  100%
--------------------------------------

Weighted average effective maturity: 9.9 years

A graph in the form of a pie chart appears here, illustrating the exact data points in the above table.

During the period, we took
advantage of opportunities to
lock in a substantial income
stream for the Fund over time by
purchasing 10- to 15-year
noncallable bonds.

-----------------------------------------------------------------------------
For more complete details about the Fund's investment portfolio, see page 10.



                    5 -- Scudder Massachusetts Tax Free Fund

                         Portfolio Management Discussion

Dear Shareholders,

Scudder Massachusetts Tax Free Fund performed well over a fiscal year that witnessed mixed but generally positive performance for municipal bonds, and ended with an interest rate hike by the Federal Reserve. On March 31, 1997, the Fund's 30-day net annualized SEC yield was 4.75%, equivalent to a taxable yield of 8.94% for shareholders subject to the 46.85% maximum combined state and federal income tax rate. The Fund's "tax-equivalent" yield is significantly higher than current yields available from taxable investments of similar maturity and credit quality. During the period ended March 31, the Fund's shareholders received $0.70 per share of income exempt from federal and Massachusetts state income taxes.

Despite a 12-month period that saw a modest increase in yield for the longer-intermediate- maturity municipal bonds the Fund primarily invests in, the Fund's share price increased $0.02 to $13.72 per share. The combination of the slight increase in the Fund's share price and $0.70 in interest income enabled the Fund to post a positive total return of 5.39% over the fiscal year ended March 31, 1997. The Fund's return compares favorably with the 5.12% average total return of similar funds tracked by Lipper Analytical Services over the same period. The Fund not only placed in the top quartile of total return performance over its most recent fiscal year, but also maintained its number one total return ranking among its peers for the five-year period ended March 31, 1997.

---------------------------------------------------------
Scudder Massachusetts Tax Free Fund:
Solid Performance Long Term
(Average annual returns for periods ended March 31, 1997)
---------------------------------------------------------

                Scudder
             Massachusetts
             Tax Free Fund  Lipper              Number
  Period        return      average   Rank     of Funds
---------------------------------------------------------

 1 Year          5.39%      5.12%    12    of     51

 ---------------------------------------------------------

 3 Years         7.00       6.12     4     of     37

---------------------------------------------------------

 5 Years         7.73       6.73     1     of     22

---------------------------------------------------------

Past performance does not guarantee future results.

                              Massachusetts Update

The Massachusetts economy is maximizing the benefits of the steady growth the national economy is experiencing. Economic indicators are positive, revenues continue to exceed projections, and unemployment is at its lowest level since 1989. The Commonwealth will end its 1997 fiscal year with an operating surplus in its General Fund. Its largest sources of revenue--sales tax and personal income tax--are achieving large annual growth rates.

At the root of the Commonwealth's strong finances is a robust job market. Massachusetts created over 70,000 jobs in 1996, bringing its unemployment rate for the year to 4.3% versus 5.1% in 1995. The service sector has supplied the bulk of new jobs and now comprises 35% of Massachusetts' non-agricultural employment base, 24% above the national average. Although the defense industry continues to feel the pain of federal cutbacks, the high-technology manufacturing sector has



                    6 -- Scudder Massachusetts Tax Free Fund stabilized its trend of losses dating back to the 1980s.

Although future issuance is expected to be heavy, the Commonwealth's debt burden should remain manageable given its high wealth levels and scheduled debt retirement. Future issuance is expected to cover financing for transportation-related projects, particularly the Central Artery Depression, or "Big Dig."

                              Municipals Outperform
                                   Treasuries

Scudder Massachusetts Tax Free Fund's most recent fiscal year witnessed a healthy U.S. economy spurred on by increased consumer spending with continued low inflation. The economy experienced real (inflation-adjusted) Gross Domestic Product (GDP) growth of 2.4% during 1996, and at the close of the first quarter was on track for GDP growth of 2.5% or higher in 1997. The stock market scaled unprecedented heights until mid-March, and the bond market struggled unsuccessfully to keep up. In the midst of this healthy environment for corporate profits and the stock market, bond market participants continued to closely monitor indicators for signs of economic overheating and accelerating inflation. Their worry was reflected in the performance of the Treasury market over the Fund's most recent fiscal year, as yields of 10-year Treasury bonds rose almost one half of a percentage point over the period, and prices declined 3.64%. Concern over the Federal Reserve Open Market Committee's decision to raise the Fed Funds rate by one quarter of a percentage point on March 25 was balanced by the feeling in some quarters that this and any further increases had already been priced into the market.

Municipals outperformed Treasuries during the 12-month period, as yields of 10-year municipals rose only one tenth of a percentage point, and prices declined 0.66%. Municipal bond prices were supported by shrinking overall supply as large numbers of bonds were called away in June and July, a moderate level of new issuance, and steady demand from both individuals and institutions such as insurance companies.

                          Focus on Longer-Intermediate
                               Noncallable Bonds

Our portfolio strategy over the Fund's most recent fiscal year has been to take advantage of opportunities to lock in a substantial income stream for the Fund over time by purchasing 10- to 15-year noncallable bonds. As of March 31, 33% of the Fund's securities had maturities in this range. We also looked for opportunities to add high yielding BBB-rated and non-rated bonds to the portfolio, though we were only able to find a few such bonds that met our requirements. These bonds, while carrying some additional credit risk, generally exhibit less interest rate sensitivity than municipal bonds rated A or above. The Fund held 13% of bonds in these two categories as of the end of March. (For a summary of the Fund's quality, diversification, and maturity structure, see page 5.) Our continuing goal is to have an average effective maturity similar to that of the Lehman Brothers Municipal Bond Index, the Fund's benchmark, but with a superior, call-protected structure. As of



                    7 -- Scudder Massachusetts Tax Free Fund

March 31, the Fund's average effective maturity was approximately 10 years.

The Fund's overall quality remains high, with roughly 85% of portfolio securities rated A or better at the end of the period. We continue to invest in a broad selection of Massachusetts municipal bonds, including general obligation (offering the highest quality available in the Commonwealth), hospital/health, and water/sewer revenue bonds.

In terms of specific holdings, we were pleased by the performance of two high-yielding Life Care Center bonds in the Fund's portfolio. In July 1994 we purchased Boston Industrial Development Authority for Springhouse bonds issued to finance the construction of an assisted living elder care facility in Jamaica Plain -- the facility has since been built and is operating successfully; in November 1995, we bought Massachusetts Industrial Finance Agency bonds to fund a similar endeavor in North Andover. Both issues have significantly outperformed bonds of similar maturity since their initial purchase.

                                  Three-Tiered
                               Long-Term Strategy

The Fund seeks to provide investors with a competitive level of federal and state tax-exempt income with total return as an additional objective. We continue to pursue these objectives by concentrating on three broad categories of Massachusetts municipal bonds:

o Noncallable bonds, which an issuer cannot redeem before the maturity date. When interest rates fall, bond issuers tend to reduce their borrowing expenses by redeeming "callable" existing bonds and issuing new securities that pay lower interest rates. Noncallable bonds provide a relatively stable stream of income and solid price appreciation potential over time. During the period, we sold bonds with weak call protection in favor of those with better call protection. As of March 31, 45% of bonds the Fund held were noncallable.

o Steeply discounted callable bonds, which are unlikely to be subject to early redemption at par value by their issuers.

o "Cushion" bonds. We balance the Fund's long-maturity bonds by purchasing so-called cushion bonds -- bonds with high coupons that compensate investors for the fact that they can be redeemed by their issuer in a relatively short time.

                                   Our Outlook

Though it is possible that the economy's favorable momentum will carry over for the remainder of 1997, we believe that a slight slowdown could occur later this year. U.S. consumers, the major drivers of the country's economic growth, continue to be overextended: Credit card defaults recently matched levels last seen just after the 1989-90 recession. Deregulation of key industries worldwide, the globalization of economic activity, and technological advances continue to dampen any resurgence of inflation, and any signs that the economy is slowing even slightly could soothe the bond market and diminish upward pressure on rates coming from the Federal Reserve or market participants.



                    8 -- Scudder Massachusetts Tax Free Fund

In the near term, we plan to focus on 10-12 year noncallable bonds, which currently offer the most attractive value in the longer-intermediate sector. We expect to maintain a neutral average maturity for the Fund and, as always, pay close attention to credit quality as we pursue double-tax-free income and competitive total return for Scudder Massachusetts Tax Free Fund shareholders.

Sincerely,

Your Portfolio Management Team

/s/Philip G. Condon      /s/Kathleen A. Meany
Philip G. Condon         Kathleen A. Meany

                              Scudder Massachusetts
                                 Tax Free Fund:
                          A Team Approach to Investing

Scudder Massachusetts Tax Free Fund is managed by a team of Scudder investment professionals who each play an important role in the Fund's management process. Team members work together to develop investment strategies and select securities for the Fund. They are supported by Scudder's large staff of economists, research analysts, traders, and other investment specialists who work in our offices across the United States and abroad. We believe our team approach benefits Fund investors by bringing together many disciplines and leveraging Scudder's extensive resources.

Lead Portfolio Manager Philip G. Condon joined Scudder in 1983 and has had responsibility for Scudder Massachusetts Tax Free Fund's day-to-day operations since 1989. Mr. Condon, who has 17 years of experience in municipal investing and portfolio management, also is Lead Portfolio Manager of Scudder Massachusetts Limited Term Tax Free Fund. Kathleen A. Meany, Portfolio Manager, has 20 years of investment experience and has worked on the Fund since 1988. Ms. Meany joined Scudder in 1988 and also works with Mr. Condon as a Portfolio Manager of Scudder Massachusetts Limited Term Tax Free Fund.

Your Portfolio Management Team: Philip G. Condon, Kathleen A. Meany

                    9 -- Scudder Massachusetts Tax Free Fund

                    Investment Portfolio as of March 31, 1997

                                                                                                    Credit
                                                                                 Principal         Rating (b)          Market
                                                                                 Amount ($)       (Unaudited)        Value ($)
--------------------------------------------------------------------------------------------------------------------------------
Short-Term Municipal Investments 1.2%
--------------------------------------------------------------------------------------------------------------------------------
Massachusetts
Massachusetts, General Obligation, Dedicated Income Tax:
  Series B, Daily Demand Note, 3.2%, 12/1/97* .................................   2,500,000          MIG1            2,500,000
  Series E, Daily Demand Note, 3.2%, 12/1/97* .................................     600,000          MIG1              600,000
Massachusetts Industrial Finance Agency, Merritt Care,
  Daily Demand Note, 3.45%, 4/1/09* ...........................................     700,000          MIG1              700,000
--------------------------------------------------------------------------------------------------------------------------------
Total Short-Term Municipal Investments (Cost $3,800,000)                                                             3,800,000
--------------------------------------------------------------------------------------------------------------------------------

Long-Term Municipal Investments 98.8%
--------------------------------------------------------------------------------------------------------------------------------
Massachusetts
Boston, MA, General Obligation, Series A, 6.5%, 7/1/12 (c) ....................   2,320,000          AAA             2,478,943
Boston, MA, Industrial Development Authority, Springhouse Project,
  9.25%, 7/1/25 ...............................................................   1,000,000          NR              1,068,770
Chicopee, MA, Electric System Revenue, ETM, 7.125%, 1/1/17*** .................   1,210,000          AAA             1,395,191
Haverhill, MA, Unlimited Tax, General Obligation, Series A, 7%, 6/15/12 (c) ...     600,000          AAA               657,828
Holyoke, MA, General Obligation Series 1996A, 6%, 6/15/09 (c) .................   1,560,000          AAA             1,620,481
Mashpee, MA General Obligation:
  5.125%, 2/1/11 (c) ..........................................................   1,025,000          AAA               983,426
  5.35%, 2/1/12 (c) ...........................................................   1,525,000          AAA             1,494,317
Massachusetts Bay Transportation Authority,
  General Transportation System:
   Series 1993 A, 5.5%, 3/1/09 ................................................   1,000,000          A               1,008,650
   Series A, 5.4%, 3/1/07 .....................................................  13,325,000          A              13,539,133
   Series A, 5.5%, 3/1/12 .....................................................   3,000,000          A               2,969,760
   Series B, 6.2%, 3/1/16 .....................................................   2,100,000          A               2,205,504
   Series C, 6.1%, 3/1/13 .....................................................   1,250,000          A               1,315,200
  Certificate of Participation 7.75%, 1/15/06 .................................   1,000,000          A               1,158,810
Massachusetts General Obligation:
  Series 1992A, 6.5%, 6/1/08 ..................................................   5,170,000          A               5,603,039
  C03 Series 1993B, 4.875%, 10/1/09 (c) .......................................   5,000,000          AAA             4,711,550
  Consolidated Loan, Series A, 7.5%, 6/1/04 ...................................  12,400,000          A              14,194,528
  Hynes Convention Center, Zero Coupon, 9/1/04 ................................   2,000,000          A               1,366,720
  Series 96A, 6%, 11/1/10 .....................................................  10,000,000          A              10,493,000
  Series A, 6.5%, 6/1/08 ......................................................     330,000          A                 353,889
  Series B, 6.5%, 8/1/08 ......................................................   5,400,000          A               5,985,198

    The accompanying notes are an integral part of the financial statements.


                   10 -- Scudder Massachusetts Tax Free Fund

                                                                                                    Credit
                                                                                 Principal         Rating (b)          Market
                                                                                 Amount ($)       (Unaudited)        Value ($)
--------------------------------------------------------------------------------------------------------------------------------
  Series C, Zero Coupon, 12/1/04 ..............................................   8,415,000          A               5,677,096
Massachusetts Health & Educational Facilities Authority:
  Anna Jaques Hospital Series B, 6.875%, 10/1/12 ..............................   2,000,000          BBB             2,064,900
  Berkshire Health System, Series D, 5.6%, 10/1/08 (c) ........................   1,760,000          AAA             1,800,674
  Boston College, Series 1993 K, 5.25%, 6/1/09 ................................   2,880,000          A               2,854,253
  Charlton Memorial Hospital Series B, 7.25%, 7/1/07(d) .......................  10,000,000          A              10,848,500
  Community College Program Series A, 6.5%, 10/1/09 ...........................   1,000,000          AAA             1,068,140
  Cooley Dickinson Hospital Inc.:
   Prerefunded 5/15/03, 7.125%, 11/15/18** ....................................   2,075,000          AAA             2,339,480
   Series B, 5.25%, 11/15/10 (c) ..............................................   2,005,000          AAA             1,946,033
  Deaconess Hospital Series B, 6.625%, 4/1/12 (c) .............................   2,000,000          AAA             2,138,580
  Lowell General Hospital, Series 1996B, 5.2%, 6/1/10 (c) .....................   1,180,000          AAA             1,143,939
  Massachusetts General Hospital Series F, 6.25%, 7/1/12 (c) ..................   5,000,000          AAA             5,345,800
  Medical Academic & Scientific, Series B, 6.5%, 1/1/09 .......................   5,000,000          AAA             5,223,200
  Medical Center of Central Massachusetts, Series A, 7%, 7/1/12 (c) ...........   3,600,000          AAA             3,916,152
  Melrose-Wakefield C06 Series 1996C, 6%, 7/1/12 ..............................   1,000,000          NR                991,030
  Newton-Wellesley Hospital:
   Series D, 7%, 7/1/15 (c) ...................................................   1,500,000          AAA             1,652,325
   Series E, 5.9%, 7/1/11 (c) .................................................   3,015,000          AAA             3,086,878
   Series 1997G, 6%, 7/1/12 (c) ...............................................   1,000,000          AAA             1,028,760
  North Adams, C06 Series 1996C, 6.625%, 7/1/18 ...............................   1,560,000          BBB             1,548,893
  Northeastern University:
   Series E, 6.4%, 10/1/07 (c) ................................................   1,000,000          AAA             1,073,840
   Series E, 6.5%, 10/1/12 ....................................................     450,000          AAA               481,779
  St. Luke's Hospital New Bedford, Series C, Yield Curve Notes, 7.42%,
     8/15/10 (c)**** ..........................................................   3,400,000          AAA             3,378,750
  South Shore Hospital, 6.5%, 7/1/10 (c) ......................................   2,500,000          AAA             2,670,100
  Stonehill College Series E, 6.55%, 7/1/12 (c) ...............................   5,000,000          AAA             5,353,900
  Suffolk University, Series 1996 C, 5.65%, 7/1/11 ............................   1,045,000          AAA             1,043,683
  Tufts University Series C, 7.4%, 8/1/18 .....................................     530,000          A                 559,972
Massachusetts Housing Finance Project Refunding Revenue:
  East Boston Neighborhood series 1996, 7.625%, 7/1/26 ........................   2,750,000          A               2,705,258
  Residential Development Series C, 6.875%, 11/15/11 ..........................  15,250,000          AAA            16,263,668
  Series A, 6.3%, 10/1/13 .....................................................   7,000,000          A               7,176,540
  Series A, 6.375%, 4/1/21 ....................................................   3,905,000          A               3,994,503
  Series B, 6.05%, 12/1/09 (c) ................................................   3,000,000          AAA             3,012,360

    The accompanying notes are an integral part of the financial statements.


                    11 -- Scudder Massachusetts Tax Free Fund

                                                                                                    Credit
                                                                                 Principal         Rating (b)          Market
                                                                                 Amount ($)       (Unaudited)        Value ($)
--------------------------------------------------------------------------------------------------------------------------------
  Single-Family Mortgage Revenue, Series 44, 5.9%, 12/1/13 ....................   3,000,000          AA              3,004,260
Massachusetts Industrial Finance Agency:
  College of the Holy Cross:
   C06 Series 1996, 5.5%, 3/1/16 (c) ..........................................   5,000,000          AAA             4,828,800
   C06 Series 1996, 5.25%, 3/1/09 (c) .........................................   1,190,000          AAA             1,174,399
   Issue II, 6.375%, 11/1/09 ..................................................   1,000,000          AAA             1,088,040
  Edgewood Retirement Community, Series A, 9%, 11/15/25 .......................   1,650,000          NR              1,772,463
  First Mortgage, Evanswood Bethzatha, Series A, 7.875%, 1/15/20 ..............   1,000,000          NR              1,028,220
  Massachusetts Biomedial Research Corp., Series A, Zero Coupon:
   8/1/01 .....................................................................   3,650,000          A               2,946,828
   8/1/00 .....................................................................   2,860,000          A               2,436,177
   8/1/02 (d) .................................................................   3,650,000          A               2,790,279
  Nantucket C06 AMT:
   Series 1996A, 5.75%, 7/1/08 (c) ............................................   1,400,000          AAA             1,420,720
   Series 1996A, 5.75%, 7/1/09 (c) ............................................   1,400,000          AAA             1,409,086
   Series 1996A, 5.875%, 7/1/17 (c) ...........................................   2,000,000          AAA             1,975,320
  Pollution Control Revenue, Boston Edison Company Series A, 5.75%, 2/1/14 ....   2,000,000          BBB             1,938,020
  Pollution Control Revenue, Eastern Edison Company Project, 5.875%, 8/1/08 ...   4,750,000          BBB             4,602,275
  Provider Lease Program Series 1988A-1, 8.4%, 7/15/08 ........................   1,870,000          NR              1,911,421
  Resource Recovery, North Andover Solid Waste, Series A, 6.3%, 7/1/05 ........   6,500,000          BBB             6,766,175
  Revenue:
   Babson College, Series 1997A, 5.375%, 10/1/17 ..............................   1,700,000          A               1,617,924
   Dexter School Project, Series 1997, 5.4%, 5/1/13 (c) .......................   1,000,000          AAA               968,220
   Worcester Polytechnical Institute, Series 1997, 5%, 9/1/10 (c) .............   1,645,000          AAA             1,560,118
  Solid Waste Disposal, Peabody Monofil Project, 9%, 9/1/05 ...................   2,905,000          NR              2,994,910
  Sturdy Memorial Hospital, 7.9%, 6/1/09 ......................................   1,820,000          BBB             1,936,371
Massachusetts Municipal Wholesale Electric Company, Power Supply
  System Revenue, Series A:
   6.75%, 7/1/06 ..............................................................   2,855,000          BBB             3,107,610
   5.1%, 7/1/08 (c) ...........................................................     840,000          AAA               820,268
   5%, 7/1/12 (c) .............................................................   1,000,000          AAA               928,260
   5%, 7/1/17 (c) .............................................................   3,110,000          AAA             2,781,460
  Series B:
   6.75%, 7/1/08 ..............................................................   9,000,000          BBB             9,796,320
   4.95%, 7/1/09 (c) ..........................................................   1,575,000          AAA             1,482,059

    The accompanying notes are an integral part of the financial statements.


                    12 -- Scudder Massachusetts Tax Free Fund

                                                                                                    Credit
                                                                                 Principal         Rating (b)          Market
                                                                                 Amount ($)       (Unaudited)        Value ($)
--------------------------------------------------------------------------------------------------------------------------------
  Series C:
   6.625%, 7/1/10 .............................................................   1,000,000          BBB             1,048,150
   6.625%, 7/1/10 (c) .........................................................   3,500,000          AAA             3,772,965
Massachusetts Port Authority Revenue, Tax Exempt Receipts, ETM,
  Zero Coupon until 7/1/03 then 13%, 7/1/13*** ................................   1,000,000          A                 923,580
Massachusetts Special Obligation, Series 1996 A, 5.5%, 6/1/11 .................   5,000,000          A               4,960,750
Massachusetts Water Pollution Abatement Trust, Pooled Loan Program, Series 2:
  5.625%, 2/1/10 ..............................................................   2,820,000          AAA             2,846,254
  5.7%, 2/1/15 ................................................................   1,150,000          AAA             1,145,308
Massachusetts Water Resource Authority,
  Series A:
   6.5%, 7/15/09 ..............................................................  15,000,000          A              16,523,250
   6.5%, 7/15/19 ..............................................................   3,000,000          A               3,260,490
  Series B, 6%, 11/1/08 .......................................................   5,785,000          A               6,001,995
  General Revenue, Series C:
   5.25%, 12/1/08 .............................................................   2,705,000          A               2,688,500
   5.25%, 12/1/15 .............................................................   4,030,000          A               3,800,854
Massachusetts, Port Authority Revenue, USAir Private Jet,
  Series 1996A, 5.75%, 9/1/16 (c) .............................................   1,000,000          AAA               973,730
Nantucket, MA, General Obligation, 6.8%, 12/1/11 ..............................   1,000,000          A               1,085,090
New England Educational Loan Marketing Corporation, Massachusetts
  Student Loan Revenue, 5.7%, 7/1/05 ..........................................   6,250,000          A               6,277,938
North Attleborough, MA, General Obligation, Series 1997, 5%, 3/1/11 (c) .......   1,120,000          AAA             1,055,589
Somerville, MA, General Obligation, Series 1997, 5.25%, 2/15/12 (c) ...........   1,180,000          AAA             1,144,388
Springfield, MA, General Obligation Series 1966, 5.3%, 8/1/11 (c) .............   1,250,000          AAA             1,218,075
University of Massachusetts, Building Authority Revenue, Series B:
  6.625%, 5/1/09 ..............................................................   2,415,000          A               2,679,467
  6.625%, 5/1/10 ..............................................................   2,575,000          A               2,848,903
  6.75%, 5/1/11 ...............................................................   2,745,000          A               3,069,514
  6.875%, 5/1/14 ..............................................................   1,300,000          A               1,493,154
Worcester, MA, General Obligation:
  Prerefunded 5/15/02, 6.9%, 5/15/05 (c)** ....................................   1,850,000          AAA             2,054,351
  Prerefunded 5/15/02, 6.9%, 5/15/06 (c)** ....................................   1,500,000          AAA             1,665,683
Puerto Rico
Puerto Rico Aqueduct and Sewer Authority, 6%, 7/1/09 ..........................   1,000,000          A               1,038,610

    The accompanying notes are an integral part of the financial statements.


                    13 -- Scudder Massachusetts Tax Free Fund

                                                                                                    Credit
                                                                                 Principal         Rating (b)          Market
                                                                                 Amount ($)       (Unaudited)        Value ($)
--------------------------------------------------------------------------------------------------------------------------------
Puerto Rico Highway and Transportation Authority, Highway Revenue,
  Series 1996 Y, 6.25%, 7/1/14 ................................................   2,000,000          A               2,119,560
--------------------------------------------------------------------------------------------------------------------------------
Total Long-Term Municipal Investments (Cost $308,032,716)                                                          321,775,074
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
--------------------------------------------------------------------------------------------------------------------------------
Total Investment Portfolio -- 100.0% (Cost $311,832,716) (a)                                                       325,575,074
--------------------------------------------------------------------------------------------------------------------------------

(a) The cost for federal income tax purposes was $311,832,716. At March 31, 1997, net unrealized appreciation for all securities based on tax cost was $13,742,358. This consisted of aggregate gross unrealized appreciation for all securities in which there was an excess of market value over tax cost of $14,677,001 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over market value of $934,643.

(b) All of the securities held have been determined to be of appropriate credit quality as required by the Fund's investment objectives. Credit ratings shown are assigned by either Standard & Poor's Ratings Group, Moody's Investors Service, Inc. or Fitch Investors Service, Inc. Unrated securities
     (NR) have been determined to be of comparable quality to rated eligible securities.

(c) Bond is insured by one of these companies: AMBAC, Connie Lee, FGIC, FSA or MBIA.

(d) At March 31, 1997 these securities, in part, have been pledged to cover initial margin requirements for open futures contracts.

     At March 31, 1997, open futures contracts purchased long were as follows:

                                                                    Aggregate
       Futures                Expiration       Contracts          Face Value ($)     Market Value ($)
       -------                ----------       ---------          --------------     ----------------

       Muni Bond Future 97   June 19, 1997        30                3,396,773           3,348,750
                                                                    ---------           ---------

       Total net unrealized depreciation on open futures contracts purchased long         (48,023)
                                                                                        =========

* Floating rate and monthly, weekly, or daily demand notes are securities whose yields vary with a designated market index or market rate, such as the coupon-equivalent of the Treasury bill rate. Variable rate demand notes are securities whose yields are periodically reset at levels that are generally comparable to tax exempt commercial paper. These securities are payable on demand within seven calendar days and normally incorporate an irrevocable letter of credit from a major bank. These notes are carried, for purposes of calculating average weighted maturity, at the longer of the period remaining until the next rate change or to the extent of the demand period.

** Prerefunded: Bonds which are prerefunded are collateralized by U.S. Treasury securities which are held in escrow and are used to pay principal and interest on the tax-exempt issue and to retire the bonds in full at the earliest refunding date.

*** ETM: Bonds bearing the description ETM (escrowed to maturity) are collateralized by U.S. Treasury securities which are held in escrow by a trustee and used to pay principal and interest on bonds so designated.

**** Inverse floating rate notes are instruments whose yields have an inverse relationship to benchmark interest rates. These securities are shown at their rate as of March 31, 1997.

    The accompanying notes are an integral part of the financial statements.


                    14 -- Scudder Massachusetts Tax Free Fund

                              Financial Statements

                       Statement of Assets and Liabilities
                              as of March 31, 1997

 Assets
 -------------------------------------------------------------------------------------------------
                  Investments, at market (identified cost $311,832,716) ........    $ 325,575,074
                  Cash .........................................................           22,298
                  Interest receivable ..........................................        5,254,487
                  Receivable on Fund shares sold ...............................          327,438
                  Other assets .................................................            7,360
                                                                                    --------------
                  Total assets .................................................      331,186,657
 Liabilities
 -------------------------------------------------------------------------------------------------
                  Dividends payable ............................................          598,265
                  Payable for Fund shares redeemed .............................          487,357
                  Daily variation margin on open futures contracts .............            7,500
                  Accrued management fee .......................................          166,565
                  Other accrued expenses .......................................           84,801
                                                                                    --------------
                  Total liabilities ............................................        1,344,488
                 ---------------------------------------------------------------------------------
                  Net assets, at market value                                       $ 329,842,169
                 ---------------------------------------------------------------------------------
 Net Assets
 -------------------------------------------------------------------------------------------------
                  Net assets consist of:
                  Net unrealized appreciation (depreciation) on:
                     Investments ...............................................       13,742,358
                     Futures ...................................................          (48,023)
                  Accumulated net realized loss ................................       (3,511,682)
                  Paid-in capital ..............................................      319,659,516
                 ---------------------------------------------------------------------------------
                  Net assets, at market value                                       $ 329,842,169
                 ---------------------------------------------------------------------------------
 Net Asset Value
 -------------------------------------------------------------------------------------------------
                  Net Asset Value, offering and redemption price per share
                     ($329,842,169/24,047,228 outstanding shares of
                     beneficial interest, $.01 par value, unlimited
                                                                                    --------------
                     number of shares authorized) ..............................           $13.72
                                                                                    --------------

    The accompanying notes are an integral part of the financial statements.


                    15 -- Scudder Massachusetts Tax Free Fund

                             Statement of Operations
                            year ended March 31, 1997

 Investment Income
 -------------------------------------------------------------------------------------------------
                  Income:
                  Interest ....................................................     $  18,944,009
                                                                                    --------------

                  Expenses:
                  Management fee ..............................................         1,933,810
                  Services to shareholders ....................................           272,117
                  Custodian and accounting fees ...............................           112,386
                  Trustees' fees and expenses .................................            14,973
                  Reports to shareholders .....................................            54,286
                  Auditing ....................................................            34,965
                  Registration fees ...........................................            17,803
                  Legal .......................................................            17,274
                                                                                    --------------
                                                                                        2,457,614
                 ---------------------------------------------------------------------------------
                  Net investment income                                                16,486,395
                 ---------------------------------------------------------------------------------

 Realized and unrealized gain (loss) on investment transactions
 -------------------------------------------------------------------------------------------------
                  Net realized gain (loss) from:
                  Investments .................................................           165,788
                  Futures .....................................................           (99,181)
                                                                                    --------------
                                                                                           66,607
                                                                                    --------------
                  Net unrealized appreciation during the period on:
                  Investments .................................................           210,212
                  Futures .....................................................             2,990
                                                                                    --------------
                                                                                          213,202
                 ---------------------------------------------------------------------------------
                  Net gain on investments transactions                                    279,809
                 ---------------------------------------------------------------------------------
                 ---------------------------------------------------------------------------------
                  Net increase in net assets resulting from operations              $  16,766,204
                 ---------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.


                    16 -- Scudder Massachusetts Tax Free Fund

                       Statements of Changes in Net Assets

                                                                                   Years Ended March 31,

Increase (Decrease) in Net Assets                                                1997                1996
---------------------------------------------------------------------------------------------------------------
               Operations:
               Net investment income ..................................      $  16,486,395       $  16,175,218
               Net realized gain from investment transactions .........             66,607             581,573
               Net unrealized appreciation on investment transactions
                  during the period ...................................            213,202           7,364,281
                                                                             -------------       -------------
               Net increase in net assets resulting from operations ...         16,766,204          24,121,612
                                                                             -------------       -------------
               Distributions to shareholders from net investment income        (16,486,395)        (16,175,218)
                                                                             -------------       -------------
               Fund share transactions:
               Proceeds from shares sold ..............................         61,413,587          58,182,143
               Net asset value of shares issued to shareholders in
                  reinvestment of distributions .......................          9,637,952           9,475,939
               Cost of shares redeemed ................................        (55,774,105)        (57,794,885)
                                                                             -------------       -------------
               Net increase in net assets from Fund share transactions          15,277,434           9,863,197
                                                                             -------------       -------------
               Increase in net assets .................................         15,557,243          17,809,591
               Net assets at beginning of period ......................        314,284,926         296,475,335
                                                                             -------------       -------------
               Net assets at end of period ............................      $ 329,842,169       $ 314,284,926
                                                                             -------------       -------------

Other Information
---------------------------------------------------------------------------------------------------------------
               Increase (decrease) in Fund shares
               Shares outstanding at beginning of period ..............         22,942,284          22,236,389
                                                                             -------------       -------------
               Shares sold ............................................          4,465,949           4,245,322
               Shares issued to shareholders in reinvestment of
                  distributions .......................................            700,390             690,492
               Shares redeemed ........................................         (4,061,395)         (4,229,919)
                                                                             -------------       -------------
               Net increase in Fund shares ............................          1,104,944             705,895
                                                                             -------------       -------------
               Shares outstanding at end of period ....................         24,047,228          22,942,284
                                                                             -------------       -------------

    The accompanying notes are an integral part of the financial statements.


                    17 -- Scudder Massachusetts Tax Free Fund

                              Financial Highlights

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements.

                                                                                                                      For the Period
                                                                                                                       May 28, 1987
                                                                                                                      (commencement
                                                                                                                      of operations)
                                                            Years Ended March 31,                                      to March 31,
                                 1997     1996      1995      1994      1993      1992      1991      1990       1989      1988
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of
                               ----------------------------------------------------------------------------------------------------
   period ...................  $ 13.70   $ 13.33   $ 13.16   $ 13.61   $ 12.81   $ 12.44   $ 12.25   $ 12.23    $ 12.28   $ 12.00
                               ----------------------------------------------------------------------------------------------------
Income from investment
   operations:
Net investment income .......      .70       .72       .74       .81       .84       .81       .83       .82        .81       .69
Net realized and unrealized
   gain (loss) on investment
   transactions .............      .02       .37       .18      (.33)      .96       .46       .19       .13        .22       .21
Total from investment
                               ----------------------------------------------------------------------------------------------------
   operations ...............      .72      1.09       .92       .48      1.80      1.27      1.02       .95       1.03       .90
                               ----------------------------------------------------------------------------------------------------
Less distributions:
From net investment income ..     (.70)     (.72)     (.74)     (.81)     (.84)     (.81)     (.83)     (.82)      (.88)     (.62)
From net realized gains on
   investment transactions ..     --        --        --        (.08)     (.16)     (.09)     --        (.11)(a)   (.20)     --
In excess of net realized
   gains ....................     --        --        (.01)     (.04)     --        --        --        --         --        --
                               ----------------------------------------------------------------------------------------------------
Total distributions .........     (.70)     (.72)     (.75)     (.93)    (1.00)     (.90)     (.83)     (.93)     (1.08)     (.62)
                               ----------------------------------------------------------------------------------------------------
Net asset value, end of
                               ----------------------------------------------------------------------------------------------------
   period ...................  $ 13.72   $ 13.70   $ 13.33   $ 13.16   $ 13.61   $ 12.81   $ 12.44   $ 12.25    $ 12.23   $ 12.28
                               ----------------------------------------------------------------------------------------------------
-----------------------------------------------------------------------------------------------------------------------------------
Total Return (%) (b) ........     5.39      8.28      7.37      3.37     14.59     10.46      8.60      7.89       9.50      7.73**
Ratios and Supplemental Data
Net assets, end of period
   ($ millions) .............      330       314       296       332       267       120        67        46         31        16
Ratio of operating
   expenses, net to average
   daily net assets (%) .....      .76       .75       .47       .07      --         .48       .60       .60        .51       .50*
Ratio of operating
   expenses before expense
   reductions, to average
   daily net assets (%) .....      .76       .76       .77       .77       .83       .93      1.05      1.16       1.20      2.25*
Ratio of net investment
   income to average daily
   net assets (%) ...........     5.12      5.23      5.73      5.80      6.36      6.38      6.72      6.60       7.23      7.55*
Portfolio turnover rate (%) .    11.51      20.9      10.2      17.0      29.6      23.2      27.1      45.5      110.5      95.9*

(a) Includes $.01 per share distributions in excess of realized gains pursuant to Internal Revenue Code Section 4982.
(b)  Total returns would have been lower had certain expenses not been reduced.
*    Annualized
**   Not annualized


                    18 -- Scudder Massachusetts Tax Free Fund

                          Notes to Financial Statements

                       A. Significant Accounting Policies

Scudder Massachusetts Tax Free Fund (the "Fund") is a non-diversified series of Scudder State Tax Free Trust (the "Trust"). The Trust is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company. There are currently six series in the Trust.

The Fund's financial statements are prepared in accordance with generally accepted accounting principles which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

Security Valuation. Portfolio debt securities with remaining maturities greater than sixty days are valued by pricing agents approved by the Officers of the Fund, which quotations reflect broker/dealer-supplied valuations and electronic data processing techniques. If the pricing agents are unable to provide such quotations, the most recent bid quotation supplied by a bona fide market maker shall be used. All other debt securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees. Short-term investments having a maturity of sixty days or less are valued at amortized cost.

Futures Contracts. A futures contract is an agreement between a buyer or seller and an established futures exchange or its clearinghouse in which the buyer or seller agrees to take or make a delivery of a specific amount of an item at a specified price on a specific date (settlement date). During the year ended March 31, 1997, the Fund purchased interest rate futures to manage the duration of the portfolio.

Upon entering into a futures contract, the Fund is required to deposit with a financial intermediary an amount ("initial margin") equal to a certain percentage of the face value indicated in the futures contract. Subsequent payments ("variation margin") are made or received by the Fund each day, dependent on the daily fluctuations in the value of the underlying security, and are recorded for financial reporting purposes as unrealized gains or losses by the Fund. When entering into a closing transaction, the Fund will realize a gain or loss equal to the difference between the value of the futures contract to sell and the futures contract to buy. Futures contracts are valued at the most recent settlement price.

Certain risks may arise upon entering into futures contracts including the risk that an illiquid secondary market will limit the Fund's ability to close out a futures contract prior to the settlement date and that a change in the value of a futures contract may not correlate exactly with changes in the value of the securities or currencies hedged. When utilizing futures contracts to hedge, the Fund gives up the opportunity to profit from favorable price movements in the hedged positions during the term of the contract.

Amortization and Accretion. All premiums and original issue discounts are amortized/accreted for both tax and financial reporting purposes.

Federal Income Taxes. The Fund's policy is to comply with the requirements of the Internal Revenue Code which are applicable to regulated investment companies and to distribute all of its taxable and tax-exempt income to its shareholders. Accordingly, the Fund paid no federal income taxes and no provision for federal income taxes was required.


                    19 -- Scudder Massachusetts Tax Free Fund

At March 31, 1997, the Fund had a net tax basis capital loss carryforward of approximately $1,420,000 which may be applied against any realized net taxable capital gains of each succeeding year until fully utilized or until March 31, 2003, ($1,310,000) and March 31, 2005 ($110,000), the respective expiration dates, whichever occurs first.

In addition, from November 1, 1996 through March 31, 1997, the Fund incurred approximately $18,000 of realized long-term capital losses. As permitted by tax regulations, the Fund intends to elect to defer these losses and treat them as arising in the year ending March 31, 1998.

Distribution of Income and Gains. All of the net investment income of the Fund is declared as a dividend to shareholders of record as of the close of business each day and is paid to shareholders monthly. During any particular year, net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders. An additional distribution may be made to the extent necessary to avoid the payment of a four percent federal excise tax.

The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. These differences primarily relate to investments in futures contracts. As a result, net investment income and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund may periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

The Fund uses the specific identification method for determining realized gain or loss on investments for both financial and federal income tax reporting purposes.

Other. Investment security transactions are accounted for on a trade date basis. Distributions of net gains to shareholders are recorded on the ex-dividend date. Interest income is accrued pro rata to the earlier of the call or maturity date.

                      B. Purchases and Sales of Securities

During the year ended March 31, 1997, purchases and sales of municipal securities (excluding short-term investments) aggregated $54,298,727 and $35,980,178, respectively.

The aggregate face value of future contracts opened and closed during the year ended March 31, 1997 was $3,396,773 and $7,930,388, respectively.

                               C. Related Parties

Under the Fund's Investment Advisory Agreement (the "Agreement") with Scudder, Stevens & Clark, Inc. (the "Adviser"), the Fund agrees to pay the Adviser a fee equal to an annual rate of approximately 0.60% of the Fund's average daily net assets, computed and accrued daily and payable monthly. The Adviser determines the securities, instruments, and other contracts relating to investments to be purchased, sold or entered into by the Fund. In addition to portfolio management services, the Adviser provides certain administrative services in accordance with the Agreement. For the year ended March 31, 1997, the fee pursuant to the Advisory Agreement amounted to $1,933,810 of which $166,565 is unpaid at March 31, 1997.


                    20 -- Scudder Massachusetts Tax Free Fund

Scudder Service Corporation ("SSC"), a subsidiary of the Adviser, is the transfer, dividend-paying and shareholder service agent for the Fund. For the year ended March 31, 1997, the amount charged to the Fund by SSC aggregated $188,646, of which $16,386 is unpaid at March 31, 1997.

Scudder Fund Accounting Corporation ("SFAC"), a subsidiary of the Adviser, is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. For the year ended March 31, 1997, the amount charged to the Fund by SFAC aggregated $59,760, of which $5,145 is unpaid at March 31, 1997.

The Trust pays each Trustee not affiliated with the Adviser $12,000 annually, divided equally among the series of the Trust, plus specified amounts for attended board and committee meetings. For the year ended March 31, 1997, Trustees' fees and expenses charged to the Fund aggregated $14,973.


                    21 -- Scudder Massachusetts Tax Free Fund

                        Report of Independent Accountants

To the Trustees of Scudder State Tax Free Trust and the Shareholders of Scudder Massachusetts Tax Free Fund:

We have audited the accompanying statement of assets and liabilities of Scudder Massachusetts Tax Free Fund, including the investment portfolio, as of March 31, 1997, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the nine years in the period then ended, and for the period May 28, 1987 (commencement of operations) to March 31, 1988. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 1997, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Scudder Massachusetts Tax Free Fund as of March 31, 1997, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the nine years in the period then ended, and for the period May 28, 1987 (commencement of operations) to March 31, 1988, in conformity with generally accepted accounting principles.


Boston, Massachusetts                                   COOPERS & LYBRAND L.L.P.
May 12, 1997


                    22 -- Scudder Massachusetts Tax Free Fund

                                 Tax Information

Of the dividends paid by the Fund from net investment income for the year ended March 31, 1997, 100% constituted exempt interest dividends for regular federal income tax and Massachusetts personal income tax purposes.

Please consult a tax adviser if you have any questions about federal or state income tax laws, or on how to prepare your tax returns. If you have specific questions about your Scudder Fund account, please call a Scudder Investor Relations Representative at 1-800-225-5163.


                    23 -- Scudder Massachusetts Tax Free Fund

                              Officers and Trustees

David S. Lee*
President and Trustee

Henry P. Becton, Jr.
Trustee; President and General Manager, WGBH Educational Foundation

E. Michael Brown*
Trustee

Dawn-Marie Driscoll
Trustee; Executive Fellow; President, Driscoll Associates

Peter B. Freeman
Trustee; Corporate Director and Trustee

Dudley H. Ladd*
Trustee

Wesley W. Marple, Jr.
Trustee; Professor of Business Administration, Northeastern University

Daniel Pierce*
Trustee

Jean C. Tempel
Trustee; General Partner,
TL Ventures

Donald C. Carleton*
Vice President

Philip G. Condon*
Vice President

Jerard K. Hartman*
Vice President

Thomas W. Joseph*
Vice President

Jeremy L. Ragus*
Vice President

Rebecca Wilson*
Vice President

Thomas F. McDonough*
Vice President and Secretary

Pamela A. McGrath*
Vice President and Treasurer

Edward J. O'Connell*
Vice President and Assistant Treasurer

*Scudder, Stevens & Clark, Inc.


                    24 -- Scudder Massachusetts Tax Free Fund

                        Investment Products and Services

The Scudder Family of Funds+++
--------------------------------------------------------------------------------
Money Market
------------
   Scudder U.S. Treasury Money Fund
   Scudder Cash Investment Trust

Tax Free Money Market+
----------------------
   Scudder Tax Free Money Fund
   Scudder California Tax Free Money Fund*
   Scudder New York Tax Free Money Fund*

Tax Free+
---------
   Scudder Limited Term Tax Free Fund
   Scudder Medium Term Tax Free Fund
   Scudder Managed Municipal Bonds
   Scudder High Yield Tax Free Fund
   Scudder California Tax Free Fund*
   Scudder Massachusetts Limited Term
      Tax Free Fund*
   Scudder Massachusetts Tax Free Fund*
   Scudder New York Tax Free Fund*
   Scudder Ohio Tax Free Fund*
   Scudder Pennsylvania Tax Free Fund*

U.S. Income
-----------
   Scudder Short Term Bond Fund
   Scudder Zero Coupon 2000 Fund
   Scudder GNMA Fund
   Scudder Income Fund
   Scudder High Yield Bond Fund

Global Income
-------------
   Scudder Global Bond Fund
   Scudder International Bond Fund
   Scudder Emerging Markets Income Fund

Asset Allocation
----------------
   Scudder Pathway Conservative Portfolio
   Scudder Pathway Balanced Portfolio
   Scudder Pathway Growth Portfolio
   Scudder Pathway International Portfolio

U.S. Growth and Income
----------------------
   Scudder Balanced Fund
   Scudder Growth and Income Fund

U.S. Growth
-----------
  Value
     Scudder Large Company Value Fund
     Scudder Value Fund
     Scudder Small Company Value Fund
     Scudder Micro Cap Fund

  Growth
     Scudder Classic Growth Fund
     Scudder Large Company Growth Fund
     Scudder Development Fund
     Scudder 21st Century Growth Fund

Global Growth
-------------
  Worldwide
     Scudder Global Fund
     Scudder International Fund
     Scudder Global Discovery Fund
     Scudder Emerging Markets Growth Fund
     Scudder Gold Fund

  Regional
     Scudder Greater Europe Growth Fund
     Scudder Pacific Opportunities Fund
     Scudder Latin America Fund
     The Japan Fund

Retirement Programs
-------------------
   IRA
   SEP IRA
   Keogh Plan
   401(k), 403(b) Plans
   Scudder Horizon Plan *+++ +++
    (a variable annuity)

Closed-End Funds#
-----------------
   The Argentina Fund, Inc.
   The Brazil Fund, Inc.
   The First Iberian Fund, Inc.
   The Korea Fund, Inc.
   The Latin America Dollar Income Fund, Inc.
   Montgomery Street Income Securities, Inc.
   Scudder New Asia Fund, Inc.
   Scudder New Europe Fund, Inc.
   Scudder World Income  Opportunities
    Fund, Inc.

For complete information on any of the above Scudder funds, including management fees and expenses, call or write for a free prospectus. Read it carefully before you invest or send money. +++Funds within categories are listed in order from expected least risk to most risk. +A portion of the income from the tax-free funds may be subject to federal, state, and local taxes. *Not available in all states. +++ +++A no-load variable annuity contract provided by Charter National Life Insurance Company and its affiliate, offered by Scudder's insurance agencies, 1-800-225-2470. #These funds, advised by Scudder, Stevens & Clark, Inc., are traded on various stock exchanges.



                    25 -- Scudder Massachusetts Tax Free Fund

                                Scudder Solutions

Convenient ways to invest, quickly and reliably:
--------------------------------------------------------------------------------------------------------------------------

          Automatic Investment Plan                                    AutoBuy

          A convenient investment program in which you designate       Lets you purchase Scudder fund shares
          the purchase details and the bank account, and money is      electronically, avoiding potential mailing delays;
          electronically debited from that account monthly to          designate a bank account and the transaction
          regularly purchase fund shares and "dollar cost average"     details, and money for each of your transactions is
          -- buy more shares when the fund's price is higher and       electronically debited from that account.
          fewer when it's lower, which can reduce your average
          purchase price over time.

          Automatic Dividend Transfer                                  Payroll Deduction and Direct Deposit

          The most timely, reliable, and convenient way to             Have all or part of your paycheck -- even government
          purchase shares -- use distributions from one Scudder        checks -- invested in up to four Scudder funds at
          fund to purchase shares in another, automatically            one time.
          (accounts with identical registrations or the same
          social security or tax identification number).


          Dollar cost averaging involves continuous investment in securities regardless of price fluctuations and does not assure a profit or protect against loss in declining markets.
          Investors should consider their ability to continue such a plan through periods of low price levels.

Around-the-clock electronic account service and information, including some transactions:
--------------------------------------------------------------------------------------------------------------------------

          Scudder Automated Information Line: SAIL(tm) --              Scudder's Web Site -- http://funds.scudder.com
          1-800-343-2890
                                                                       Scudder Electronic Account Services: Offering
          Personalized account information, the ability to             account information and transactions, interactive
          exchange or redeem shares, and information on other          worksheets, prospectuses and applications for all
          Scudder funds and services via touchtone telephone.          Scudder funds, plus your current asset allocation,
                                                                       whenever you need them. Scudder's Site also
                                                                       provides news about Scudder funds, retirement
                                                                       planning information, and more.

Retirees and those who depend on investment proceeds for living expenses can enjoy these convenient, timely, and reliable automated withdrawal programs:
--------------------------------------------------------------------------------------------------------------------------

          Automatic Withdrawal Plan                                    AutoSell

          You designate the bank account, determine the schedule       Provides speedy access to your money by
          (as frequently as once a month) and amount of the            electronically crediting your redemption proceeds
          redemptions, and Scudder does the rest.                      to the bank account you designate.

          DistributionsDirect

          Automatically deposits your fund distributions into the bank account you designate within three business days after each distribution is paid.

For more information about these services, call a Scudder representative at 1-800-225-5163
--------------------------------------------------------------------------------------------------------------------------





                    26 -- Scudder Massachusetts Tax Free Fund

Mutual Funds and More -- Brokerage and Guidance Services:
--------------------------------------------------------------------------------------------------------------------------

          Scudder Brokerage Services                             Scudder Portfolio Builder

          Offers you access to a world of investments,           A free service designed to help suggest ways investors like
          including stocks, corporate bonds, Treasuries, plus    you can diversify your portfolio among domestic and global,
          over 6,000 mutual funds from at least 150 mutual       as well as equity, fixed-income, and money market funds,
          fund companies. And Scudder Fund Folio(sm) provides    using Scudder funds.
          investors with access to a marketplace of more than
          500 no-load funds from well-known companies-with no    Personal  Counsel from Scudder(sm)
          transaction fees or commissions. Scudder               Developed for investors who prefer the benefits of no-load
          shareholders can take advantage of a Scudder           Scudder funds but want ongoing professional assistance in
          Brokerage account already reserved for them, with      managing a portfolio. Personal Counsel(sm) is a highly
          no minimum investment. For information about           customized, fee-based asset management service for
          Scudder Brokerage Services, call 1-800-700-0820.       individuals investing $100,000 or more.


          Fund Folio funds held less than six months will be charged a fee for redemptions. You can buy shares directly from the fund itself or its principal underwriter or distributor without paying this fee. Scudder Brokerage Services, Inc., 42 Longwater Drive, Norwell, MA 02061.
          Member SIPC.

          Personal Counsel From Scudder(sm) and Personal Counsel(sm) are service marks of and represent a program offered by Scudder Investor Services, Inc., Adviser.

For more information about these services, call a Scudder representative at 1-800-225-5163
--------------------------------------------------------------------------------------------------------------------------

Additional Information on How to Contact Scudder:
--------------------------------------------------------------------------------------------------------------------------

          For existing account services and transactions         Please address all written correspondence to
          Scudder Investor Relations -- 1-800-225-5163           The Scudder Funds
                                                                 P.O. Box 2291
          For establishing 401(k) and 403(b) plans               Boston, Massachusetts
          Scudder Defined Contribution Services --               02107-2291
          1-800-323-6105
                                                                 Or Stop by a Scudder Funds Center
          For information about The Scudder Funds, including     Many shareholders enjoy the personal, one-on-one service of
          additional applications and prospectuses, or for       the Scudder Funds Centers. Check for a Funds Center near
          answers to investment questions                        you -- they can be found in the following cities:

          Scudder Investor Relations --  1-800-225-2470          Boca Raton            Chicago           San Francisco
                   Investor.Relations@scudder.com                Boston                New York

          New From Scudder: Pathway Series

          In a complex financial world, Scudder Pathway Series is a refreshingly simple concept. With one investment, Pathway gives you instant access to broad diversification in U.S. markets and across the globe. Select from four Portfolios -- Conservative, Balanced, Growth, or
          International -- each with a distinct investment objective that can match your goals. Each
          Portfolio, rather than investing in individual securities, invests in carefully selected
          Scudder mutual funds.

          The share price of each Pathway Series portfolio will fluctuate and the risk associated with each portfolio is determined by the securities held in each underlying Scudder fund. Contact
          Scudder Investor Services, Inc., Distributor, for a prospectus which contains more complete information, including management fees and other expenses. Please read it carefully before you invest or send money.




                    27 -- Scudder Massachusetts Tax Free Fund

Celebrating Over 75 Years of Serving Investors

Established in 1919 by Theodore Scudder, Sidney Stevens, and F. Haven Clark, Scudder, Stevens & Clark was the first independent investment counsel firm in the United States. Since its birth, Scudder's pioneering spirit and commitment to professional long-term investment management have helped shape the investment industry. In 1928, we introduced the nation's first no-load mutual fund. Today we offer over 40 pure no load(TM) funds, including the first international mutual fund offered to U.S. investors.

Over the years, Scudder's global investment perspective and dedication to research and fundamental investment disciplines have helped us become one of the largest and most respected investment managers in the world. Though times have changed since our beginnings, we remain committed to our long-standing principles: managing money with integrity and distinction; keeping the interests of our clients first; providing access to investments and markets that may not be easily available to individuals; and making investing as simple and convenient as possible through friendly, comprehensive service.

This information must be preceded or accompanied by a current prospectus.

Portfolio changes should not be considered recommendations for action by individual investors.

SCUDDER